UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

Natural Health Trends Corp.
 (Exact name of registrant as specified in its charter)

Delaware	0-26272	59-2705336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 Diplomat Drive, Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 241-4080

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 31, 2009, the Company signed a confidential Settlement Agreement with bHIP Global, Inc., Terry LaCore, Jeff Provost, and MarketVision Consulting Group, Inc. The parties no longer desired to pursue their claims for business purposes and their differences have been resolved on a mutually acceptable basis. As part of the Settlement Agreement, bHIP Global, Inc. purchased the Company’s rights to the name “BHIP.” The Settlement Agreement resolves a lawsuit originally filed by the Company on June 26, 2008, against bHIP Global, Inc. and Terry LaCore and a lawsuit filed by Marketvision Consulting Group, LLC against the Company in October 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2010

NATURAL HEALTH TRENDS CORP.

By:	/s/ Gary C. Wallace

Gary C. Wallace General Counsel